Exhibit 99.1


                                  CERTIFICATION

       Pursuant to 18 U.S.C. Section 1350, the undersigned officer of Crown Jewel Resources Corp. (the "Company"), hereby certifies that the Company's Quarterly Report on Form 10-QSB for the quarter ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:     August 19, 2002                           By: /s/ Marc A. Palazzo
                                                         -----------------------
                                                             Marc A. Palazzo
                                                             President/CFO


This certification accompanies this Report pursuant to Section 906 of Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.